SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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February 12, 2001
Date of Report (Date of earliest event reported)
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PULTE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	1-9804	38-2766606

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Bloomfield Hills Pkwy., Suite 200, Bloomfield Hills, Michigan 48304
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(Address of principal executive offices)                          (Zip Code)

Registrant’s telephone number, including area code (248) 647-2750

Not Applicable
_______________________________________________________________________________
(Former name or former address, if changed since last report)

Form 8-K
Exhibit Index
Press Release Dated, 1/25/01

FORM 8-K

Item 5. Other Events.

      In a press release dated January 25, 2001, Pulte Corporation reported updated financial and other information about the company.

Exhibit

99.1	Press release dated January 25, 2001

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTE CORPORATION

By: /s/ John R. Stoller John R. Stoller Vice President, General Counsel and Secretary

Dated: February 12, 2001

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

99.1	Press Release Dated Jan. 25, 2001